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                                                                    Exhibit 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Registration Statement on Form S-1 of our report dated August 11, 2006, relating to the financial statements of Harbor Business Acquisition Corp., and to the reference to our Firm under the caption "Experts" in the Prospectus.

/s/ Rothstein, Kass & Company, P.C.

Rothstein, Kass & Company, P.C.

Roseland, New Jersey
August 25, 2006